File Nos. 33-13021 & 811-5086

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            CHURCHILL TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

Aquila Group of Fundssm

                       Churchill Tax-Free Fund of Kentucky
               380 Madison Avenue, Suite 2300, New York, NY 10017


                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                on April 27, 2007


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund") will be held:

Place:            (a)      at Papa John's Cardinal Stadium
                           Brown & Williamson Room
                           2800 South Floyd Street
                           Louisville, Kentucky;

Time:             (b)      on Friday, April 27, 2007
                           at 8:30 a.m. Eastern Daylight Time;

Purposes:         (c)      for the following purposes:

                    (i) to elect six Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                   (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2007 (Proposal No. 2);

                   (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.


Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on January 29, 2007 (the "record date").
                           Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary

March 16, 2007

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                       Churchill Tax-Free Fund of Kentucky
               380 Madison Avenue, Suite 2300, New York, NY 10017

                                 Proxy Statement

                                  Introduction

         The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.


         The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

         A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

         This Notice and Proxy Statement are first being mailed on or about March 16, 2007.

         You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:


         (1) Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Internet Voting

         To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         (3) Telephone Voting

         To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.


                               General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

         The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.51; Class C Shares, $10.51; Class Y Shares, $10.52; and Class I Shares, $10.51. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 19,988,735; Class C Shares, 522,952; Class Y Shares, 4,494,676 and Class I Shares, 757,647.

         On the record date, the following holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address               Number of shares            Percent of class
of the holder of
record

Institutional 5% shareholders:

SYAG
c/o Stock Yards Bank and Trust
P.O. Box 34290
Louisville, KY             2,763,488 Class A Shares          13.83%

MLPF&S for the sole
 benefit of its customers
4800 Deer Lake Dr East

Jacksonville, FL              72,406 Class C Shares          13.85%
Glenview Trust Company
4969 US Highway 42
Suite 2000
Louisville, KY             3,193,369 Class Y Shares          71.05%

Morgan Keegan & Company, Inc.
FBO Bankdan
c/o Kentucky Trust Company
218 W. Main St.
Danville, KY                 233,022 Class Y Shares           5.18%

J.J.B. Hilliard Lyons
FBO Cardinal Aluminum Co.
501 S. 4th St.
Louisville, KY               250,509 Class Y Shares           5.57%

Danky & Co.
P.O. Box 28
Danville, KY                 260,065 Class Y Shares           5.79%

Pershing LLC
P.O. Box 2052
Jersey City, NJ              524,007 Class I Shares          69.16%

Strafe & Co.
FAO Charles Dishman Pciaa
P.O. Box 160
Westerville, OH               75,195 Class I Shares           9.92%


National Investor Services FBO
55 Water Street, 32nd Floor
New York, NY                  50,793 Class I Shares           6.70%


Additional 5% Shareholders

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, six Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

         The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in April, 2006, except Timothy J. Leach. All nominees have consented to serve if elected.


Nominees(1)

                                                                          Number of
                                                                          Portfolios   Other Directorships
                        Positions Held                                    in Fund      Held by Trustee
                        with Fund and                                     Complex(4)    (The position held is a
Name, Address(2) and    Length of      Principal Occupation(s)            Overseen      directorship unless indicated
Date of Birth           Service(3)     During Past 5 Years                by Trustee    otherwise.)
-------------           ----------     -------------------                ----------    -----------

Interested
Trustee(5)

Diana P. Herrmann       Trustee        Vice Chair and Chief Executive     12           ICI Mutual Insurance Company
New York, NY            since 1995     Officer of Aquila Management
(02/25/58)              and            Corporation, Founder of the
                        President      Aquila Group of Fundssm(6) and
                        since 1999     parent of Aquila Investment
                                       Management LLC, Manager, since
                                       2004, President and Chief
                                       Operating Officer since 1997, a
                                       Director since 1984, Secretary
                                       since 1986 and previously its
                                       Executive Vice President, Senior
                                       Vice President or Vice
                                       President, 1986-1997; Chief
                                       Executive Officer and Vice Chair
                                       since 2004 and President, Chief
                                       Operating Officer and Manager of
                                       the Manager since 2003; Chair,
                                       Vice Chair, President, Executive
                                       Vice President or Senior Vice
                                       President of funds in the Aquila
                                       Group of Fundssm since 1986;
                                       Director of the Distributor
                                       since 1997; trustee, Reserve
                                       Money-Market Funds, 1999-2000
                                       and Reserve Private Equity
                                       Series, 1998-2000; Governor,
                                       Investment Company Institute and
                                       head of its Small Funds
                                       Committee since 2004; active in
                                       charitable and volunteer
                                       organizations.

Non-interested
Trustees

Thomas A.               Chair of the   Vice President of Robinson,        3                         None
Christopher             Board of       Hughes & Christopher, C.P.A.s,
Danville, KY            Trustees       P.S.C., since 1977; President, A
(12/19/47)              since 2005     Good Place for Fun, Inc., a
                        and Trustee    sports facility, since 1987;
                        since 1992     currently or formerly active
                                       with various professional and
                                       community organizations.

Timothy J. Leach        None           UC Berkeley Haas School of         2                         None
Orinda, CA                             Business Executive Education,
(08/28/55)                             Lecturer since 2006; Regional
                                       Chief Executive Officer, US
                                       Trust Company, N.A., 2005-2006;
                                       Executive Vice President & Chief
                                       Investment Officer, U.S. Trust
                                       Company, New York, NY,
                                       2004-2005; Executive Vice
                                       President & Chief Investment
                                       Officer, Private Asset
                                       Management Group, Wells Fargo
                                       Bank, San Francisco, CA,
                                       1999-2003; CEO, President and
                                       Chief Investment Officer, ABN
                                       Amro Asset Management (USA),
                                       1998-1999; President & Chief
                                       Investment Officer, Qualivest
                                       Capital Management Inc. and
                                       Senior Vice President & Chief
                                       Investment Officer, Trust &
                                       Investment Group, US Bancorp,
                                       Portland, OR, 1994-1998.

Theodore T. Mason       Trustee        Executive Director, East Wind      8            Trustee, Premier VIT.
New York, NY            since 1987     Power Partners LTD since 1994
(11/24/35)                             and Louisiana Power Partners,
                                       1999-2003; Treasurer, Alumni
                                       Association of SUNY Maritime
                                       College since 2004 (President,
                                       2002-2003, First Vice President,
                                       2000-2001, Second Vice
                                       President, 1998-2000) and
                                       director of the same
                                       organization since 1997;
                                       Director, STCM Management
                                       Company, Inc., 1973-2004; twice
                                       national officer of Naval
                                       Reserve Association, commanding
                                       officer of four naval reserve
                                       units and Captain, USNR (Ret);
                                       director, The Navy League of the
                                       United States New York Council
                                       since 2002; trustee, The
                                       Maritime Industry Museum at Fort
                                       Schuyler, 2000-2004; and the
                                       Maritime College at Fort
                                       Schuyler Foundation, Inc. since
                                       2000.

Anne J. Mills           Trustee        President, Loring Consulting       4                         None
Castle Rock, CO         since 1987     Company since 2001; Vice
(12/23/38)                             President for Business
                                       Management and CFO, Ottawa
                                       University, since 2006, Vice
                                       President for Business Affairs,
                                       1992-2001; IBM Corporation,
                                       1965-1991; currently active with
                                       various charitable educational
                                       and religious organizations.

James R. Ramsey         Trustee        President, University of           2              Community Bank and Trust,
Louisville, KY          since 1987     Louisville since November 2002;                   Pikeville, KY and Texas
(11/14/48)                             Professor of Economics,                           Roadhouse Inc.
                                       University of Louisville,
                                       1999-present; Kentucky
                                       Governor's Senior Policy Advisor
                                       and State Budget Director,
                                       1999-2002; Vice Chancellor for
                                       Finance and Administration, the
                                       University of North Carolina at
                                       Chapel Hill, 1998 to 1999;
                                       previously Vice President for
                                       Finance and Administration at
                                       Western Kentucky University,
                                       State Budget Director for the
                                       Commonwealth of Kentucky, Chief
                                       State Economist and Executive
                                       Director for the Office of
                                       Financial Management and
                                       Economic Analysis for the
                                       Commonwealth of Kentucky,
                                       Adjunct Professor at the
                                       University of Kentucky,
                                       Associate Professor at Loyola
                                       University-New Orleans and
                                       Assistant Professor at Middle
                                       Tennessee State University.


Other Individuals

Chairman Emeritus(7)

Lacy B. Herrmann        Founder and    Founder and Chairman of the            N/A                    N/A
New York, NY            Chairman       Board, Aquila Management
(05/12/29)              Emeritus       Corporation, the sponsoring
                        since 2006,    organization and parent of the
                        Chairman of    Manager or Administrator and/or
                        the Board of   Adviser or Sub-Adviser to each
                        Trustees,      fund of the Aquila Group of
                        1987-2005      Fundssm; Chairman of the Manager
                                       or Administrator and/or Adviser
                                       or Sub-Adviser to each since
                                       2004; Founder and Chairman
                                       Emeritus of each fund in the
                                       Aquila Group of Fundssm;
                                       previously Chairman and a
                                       Trustee of each fund in the
                                       Aquila Group of Fundssm since
                                       its establishment until 2004 or
                                       2005; Director of the
                                       Distributor since 1981 and
                                       formerly Vice President or
                                       Secretary, 1981-1998; Trustee
                                       Emeritus, Brown University and
                                       the Hopkins School; active in
                                       university, school and
                                       charitable organizations.

Officers

Charles E.              Executive      Executive Vice President of all        N/A                    N/A
Childs, III             Vice           funds in the Aquila Group of
New York, NY            President      Fundssm and the Manager and the
(04/01/57)              since 2003     Manager's parent since 2003;
                                       formerly Senior Vice President,
                                       corporate development, Vice
                                       President, Assistant Vice
                                       President and Associate of the
                                       Manager's parent since 1987;
                                       Senior Vice President, Vice
                                       President or Assistant Vice
                                       President of the Aquila
                                       Money-Market Funds, 1988-2003.


Thomas S. Albright      Senior Vice    Senior Vice President and              N/A                    N/A
Louisville, KY          President      Portfolio Manager, Churchill
(07/26/52)              since 2000     Tax-Free Fund of Kentucky since
                                       July 2000; Senior Vice
                                       President, Tax-Free Fund For
                                       Utah since 2003, Vice President,
                                       2001-2003 and co-portfolio
                                       manager since 2001; Vice
                                       President and backup portfolio
                                       manager, Tax-Free Trust of
                                       Arizona, since 2004; Vice
                                       President and Portfolio Manager,
                                       Banc One Investment Advisors,
                                       Inc., 1994-2000.

Jerry G. McGrew         Senior Vice    President of the Distributor           N/A                    N/A
New York, NY            President      since 1998, Registered Principal
(06/18/44)              since 1994     since 1993, Senior Vice
                                       President, 1997-1998 and Vice
                                       President, 1993-1997; Senior
                                       Vice President, Aquila Three
                                       Peaks High Income Fund, Aquila
                                       Rocky Mountain Equity Fund and
                                       five Aquila Municipal Bond
                                       Funds; Vice President, Churchill
                                       Cash Reserves Trust, 1995-2001.

Todd W. Curtis          Vice           Senior Vice President and              N/A                    N/A
Phoenix, AZ             President      Portfolio Manager, Tax-Free
(06/08/49)              since 2004     Trust of Arizona, since August
                                       2004; Vice President and backup
                                       portfolio manager, Churchill
                                       Tax-Free Fund of Kentucky, since
                                       2004; Vice President and
                                       Portfolio Manager, Banc One
                                       Investment Advisors, Inc. and
                                       its predecessors, 1981-2004.

Jason T. McGrew         Vice           Vice President, Churchill              N/A                    N/A
Elizabethtown, KY       President      Tax-Free Fund of Kentucky since
(08/14/71)              since 2001     2001, Assistant Vice President,
                                       2000-2001; Vice President,
                                       Aquila Rocky Mountain Equity
                                       Fund since 2006; Investment
                                       Broker with Raymond James
                                       Financial Services 1999-2000 and
                                       with J.C. Bradford and Company
                                       1997-1999; Associate Broker at
                                       Prudential Securities 1996-1997.

Robert W. Anderson      Chief          Chief Compliance Officer of the        N/A                    N/A
New York, NY            Compliance     Fund and each of the other funds
(08/23/40)              Officer        in the Aquila Group of Fundssm,
                        since 2004     the Manager and the Distributor
                        and            since 2004, Compliance Officer
                        Assistant      of the Manager or its
                        Secretary      predecessor and current parent
                        since 2000     1998-2004; Assistant Secretary
                                       of the Aquila Group of Fundssm
                                       since 2000.

Joseph P. DiMaggio      Chief          Chief Financial Officer of the         N/A                    N/A
New York, NY            Financial      Aquila Group of Fundssm since
(11/06/56)              Officer        2003 and Treasurer since 2000.
                        since 2003
                        and
                        Treasurer
                        since 2000

Edward M. W. Hines      Secretary      Partner, Hollyer Brady Barrett &       N/A                    N/A
New York, NY            since 1987     Hines LLP, legal counsel to the
(12/16/39)                             Fund, since 1989; Secretary of
                                       the Aquila Group of Fundssm.

John M. Herndon         Assistant      Assistant Secretary of the             N/A                    N/A
New York, NY            Secretary      Aquila Group of Fundssm since
(12/17/39)              since 1995     1995 and Vice President of the
                                       three Aquila Money-Market Funds
                                       since 1990; Vice President of
                                       the Manager or its predecessor
                                       and current parent since 1990.

Lori A. Vindigni        Assistant      Assistant Treasurer of the             N/A                    N/A
New York, NY            Treasurer      Aquila Group of Fundssm since
(11/02/66)              since 2000     2000; Assistant Vice President
                                       of the Manager or its
                                       predecessor and current parent
                                       since 1998; Fund Accountant for
                                       the Aquila Group of Fundssm,
                                       1995-1998.


(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Churchill Tax-Free Fund of Kentucky, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 4, are called the "Aquila Group of Fundssm."

(7) The Chairman Emeritus may attend Board meetings but has no voting power.


                       Securities Holdings of the Trustees
                                (as of 12/31/06)

                                       Dollar Range of                Aggregate Dollar Range of
Name of                               Ownership in Churchill          Ownership in the Aquila Group of
Trustee                               Tax-Free Fund of Kentucky(1)    Fundssm
                                                                      Overseen by Trustee(1)
Interested Trustee

Diana P. Herrmann                    C                               E

Non-interested Trustees

Thomas A. Christopher                D                               E

Timothy J. Leach                     B(2)                            B

Theodore T. Mason                    C                               C

Anne J. Mills                        C                               D

James R. Ramsey                      D                               D



(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

(2)     As of February 23, 2007

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended December 31, 2006, the Fund paid a total of $136,677 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

         The Fund is one of the twelve funds in the Aquila Group of Fundssm, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquila Group of Fundssm during the Fund's fiscal year. None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Fundssm.


                                 Compensation         Number of
                                 from all             boards on
                 Compensation    funds in the         which the
                 from the        Aquila              Trustee
Name             Fund            Group of Fundssm     serves

Thomas A.
Christopher       $26,167          $49,750                 3

Timothy J.
Leach             $     0          $40,500                 2

Theodore T.
Mason             $19,250         $119,700                 8

Anne J.
Mills             $17,917          $81,750                 4

James R.
Ramsey            $16,500          $31,000                 2


         Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

         The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Fundssm. As of February 28, 2007, these funds had aggregate assets of approximately $4.9 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended December 31, 2006, the Fund paid $1,110,962 in management fees.

         During the fiscal year ended December 31, 2006, $325,999 was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $9,125 was retained by the Distributor. With respect to Class C shares, during the same period $47,553 was paid under Part II of the Plan and $15,851 was paid under Part I of the Shareholder Services Plan. Of these total payments of $63,404 the Distributor retained $15,787. With respect to Class I Shares, during the same period $15,652 was paid under Part III of the Plan and $11,739 was paid under Part II of the Shareholder Services Plan. All of such payments were for compensation.

         The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Fundssm, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by employees of Aquila Investment Management LLC.

Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Thomas A. Christopher, Theodore T. Mason, Anne J. Mills, William J. Nightingale and James R. Ramsey. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held four meetings during the Fund's last fiscal year. The Board of Trustees has amended the charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

         During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

         The Fund's policy is that all Trustees who can do so attend the Annual Meeting.

         The Fund has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held four meetings during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

         Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold any shares of any class of the Manager or its parent or subsidiaries.

                                  Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

         Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2007. Such selection is submitted to the shareholders for ratification or rejection.

         The following table represents fees for professional audit services rendered by TWB for the audit of the Fund's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended December 31, 2005 and 2006.


                                          2005          2006

     Audit Fees                         $16,000       $16,000

     Audit related fees                       0             0
                                        -------        ------

        Audit and audit related fees    $16,000       $16,000


     Tax fees (1)                         3,000         3,000

     All other fees                           0             0
                                         ------        ------

         Total                          $19,000       $19,000
                                         ======        ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

         TWB did not perform any services during the last fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

         All audit and non-audit services performed by TWB on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending December 31, 2007.

         TWB has no direct or indirect financial interest in the Fund or the Manager. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present.


                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Fund's 2008 annual meeting must be received by the Fund by November 16, 2007 in order to be included in the Fund's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

         A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Fund by January 15, 2008.


                                 Other Business

         The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                    Appendix

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                             AUDIT COMMITTEE CHARTER
                                September 5, 2003
                             Amended April 27, 2006



1. The Audit Committee shall be composed entirely of independent Trustees.

2. The purposes of the Audit Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies.

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent auditors and the full Board of Trustees.

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit and such other functions as deemed appropriate by the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to select, retain or terminate the auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

(b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review and approve the audit plan, detailing the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

(d) to review and approve the fees charged by the auditors for audit and non-audit services;

(e) to investigate improprieties or suspected improprieties in Fund financial operations;

(f) to establish a complaint mechanism about accounting, internal accounting controls or auditing matters, including a procedure to receive confidential, anonymous submissions regarding questionable accounting and audit matters;

(g) to establish procedures if it believes appropriate for delegation of pre-approvals of services by auditors to a member or members of the Committee; and

(h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Fund and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter regularly and recommend any changes to the full Board of Trustees.

                                IMPORTANT NOTICE

                             PLEASE READ IMMEDIATELY

                       CHURCHILL TAX-FREE FUND OF KENTUCKY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          to be held on April 27, 2007

                                 PROXY STATEMENT

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

INTERNET VOTING
www.proxyvote.com/aquila

To vote your shares by the Internet, contact the Fund at www.proxyvote.com/aquila. Follow the simple instructions at the website, using this proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

VOTE BY MAIL

You can vote your shares by completing and returning this proxy card. Please mark this proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

TELEPHONE VOTING
1-877-587-0761

To vote your shares by telephone, call toll-free 1-877-587-0761. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.



TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
 KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


CHURCHILL TAX-FREE FUND OF KENTUCKY

1. Election of Trustees Nominees:
01) Thomas A. Christopher; 02) Diana P. Herrmann*; 03) Timothy J. Leach; 04) Theodore T. Mason; 05) Anne J. Mills; 06) James R. Ramsey

* interested Trustee


              For All       Withhold All     For All Except
                --               --              --
               [--]             [--]            [--]






INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

--------------------


[sentences below bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

As to any other matter said proxies shall vote in accordance with their best judgment.




For address changes and/or comments, please check this box and write them on
the back where indicated.                             _
                                                     [_]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

-----------------------------------------   ----
Signature(s) (PLEASE SIGN WITHIN THE BOX) Date

                                                    Yes     No
                                                    --      --
I plan to attend the annual meeting in Louisville. [__]    [__]

                             Aquila Group of Fundssm
                       CHURCHILL TAX-FREE FUND OF KENTUCKY


                 Proxy for Shareholder Meeting - April 27, 2007
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Churchill Tax-Free Fund of Kentucky (the "Fund") whose signature(s)appear(s) on the reverse does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, April 27, 2007 at Papa John's Cardinal Stadium, Brown & Williamson Room, 2800 South Floyd Street, Louisville, Kentucky, at 8:30 a.m. Eastern Daylight Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the reverse.

Please read the proxy statement prior to voting.

Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

Address Changes/Comments: -------------------------------
---------------------------------------------------------

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND
                           DATED ON THE REVERSE SIDE.